CREDIT LOSSES FOR RECEIVABLES	12 Months Ended
Dec. 31, 2025
Credit Loss [Abstract]
CREDIT LOSSES FOR RECEIVABLES	CREDIT LOSSES FOR RECEIVABLES
Receivables are exposed to credit risk based on the customers’ ability to pay which is influenced by, among other factors, their financial liquidity position. Eaton’s receivables are generally short-term in nature with a majority outstanding less than 90 days.
Eaton performs ongoing credit evaluation of its customers and maintains sufficient allowances for potential credit losses. The Company evaluates the collectability of its receivables based on the length of time the receivable is past due, and any anticipated future write-off based on historic experience adjusted for current market conditions. The Company's global credit department performs the credit evaluation and monitoring process to estimate and manage credit risk. The process includes an evaluation of credit losses for both the overall segment receivable and specific customer balances. The process also includes review of customer financial information and credit ratings, approval and monitoring of customer credit limits, and an assessment of current market conditions. The Company may also require prepayment from customers to mitigate credit risk. Receivable balances are written off against an allowance for credit losses after a final determination of collectability has been made.
Accounts receivable are net of an allowance for credit losses of $57 million and $55 million at December 31, 2025 and 2024, respectively. The change in the allowance for credit losses includes expense and net write-offs, none of which are significant.